Fees Summary	Nov. 13, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 25,000,000.00
Total Fee Amount	3,452.50
Total Offset Amount	0.00
Net Fee	$ 3,452.50
Narrative - Max Aggregate Offering Amount | shares	25,000,000
Final Prospectus	true